UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): January 25, 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC
             (Exact name of registrant as specified in its charter)


           Delaware                333-112231-06              13-3416059
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                                250 Vesey Street
                       4 World Financial Center 10th Floor
                               New York, NY 10080
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 449-0357

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2004-3HE pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2004 among Merrill Lynch Mortgage Investors, Inc., as Depositor, Countrywide Home Loans Servicing LP, as Servicer, Specialized Loan Servicing, LLC, as Servicer, Chase Manhattan Mortgage Corporation, as Master Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, as Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

     On January 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on January 25, 2005 is filed as
               Exhibit 99.1 hereto.

Terwin Mortgage Trust Asset-Backed Certificates,
Series TNTS 2004-3HE
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        JPMORGAN CHASE BANK, N.A., not in its individual capacity but solely as Securities Administrator and Backup Servicer, under the Agreement referred to herein

Date: February 25, 2005   By:    /s/  Pei Huang
                                   --------------------------------------------
                          Name:   Pei Huang
                          Title:   Assistant Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         January 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on January 25, 2005

         Terwin Mortgage Asset-Backed Certificates Series 2004-3HE
                        Statement To Certificateholders
                                 January 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A      102,171,000.00    41,707,103.02   9,652,543.09       85,253.37      9,737,796.46       0.00        0.00    32,054,559.93
A1B       98,113,000.00    98,113,000.00           0.00      220,311.38        220,311.38       0.00        0.00    98,113,000.00
M1        15,067,000.00    15,067,000.00           0.00       36,017.45         36,017.45       0.00        0.00    15,067,000.00
M2        12,862,000.00    12,862,000.00           0.00       37,481.12         37,481.12       0.00        0.00    12,862,000.00
M3         3,062,000.00     3,062,000.00           0.00        9,416.29          9,416.29       0.00        0.00     3,062,000.00
B1         3,675,000.00     3,675,000.00           0.00       12,189.52         12,189.52       0.00        0.00     3,675,000.00
B2         3,062,000.00     3,062,000.00           0.00       10,649.59         10,649.59       0.00        0.00     3,062,000.00
B3         3,062,000.00     3,062,000.00           0.00       13,732.86         13,732.86       0.00        0.00     3,062,000.00
N         13,200,000.00     6,102,999.29     624,093.14       30,515.00        654,608.14       0.00        0.00     5,478,906.15
X                  0.00             0.00           0.00            0.00              0.00       0.00        0.00             0.00
R                100.00             0.00           0.00            0.00              0.00       0.00        0.00             0.00
TOTALS   254,274,100.00   186,713,102.31  10,276,636.23      455,566.58     10,732,202.81       0.00        0.00   176,436,466.08

AXA      102,171,000.00    41,707,103.02           0.00       10,426.78         10,426.78       0.00        0.00    32,054,559.93
AXB       98,113,000.00    98,113,000.00           0.00        4,088.04          4,088.04       0.00        0.00    98,113,000.00
M1X       15,067,000.00    15,067,000.00           0.00        1,255.58          1,255.58       0.00        0.00    15,067,000.00
M2X       12,862,000.00    12,862,000.00           0.00        1,071.83          1,071.83       0.00        0.00    12,862,000.00
M3X        3,062,000.00     3,062,000.00           0.00          204.13            204.13       0.00        0.00     3,062,000.00
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1A     881561EZ3       408.20881679    94.47439185      0.83441847    95.30881033      313.73442493        A1A       2.537500 %
A1B     881561FL3     1,000.00000000     0.00000000      2.24548612     2.24548612    1,000.00000000        A1B       2.787500 %
M1      881561FE9     1,000.00000000     0.00000000      2.39048583     2.39048583    1,000.00000000        M1        2.967500 %
M2      881561FF6     1,000.00000000     0.00000000      2.91409734     2.91409734    1,000.00000000        M2        3.617500 %
M3      881561FG4     1,000.00000000     0.00000000      3.07520901     3.07520901    1,000.00000000        M3        3.817500 %
B1      881561FH2     1,000.00000000     0.00000000      3.31687619     3.31687619    1,000.00000000        B1        4.117500 %
B2      881561FJ8     1,000.00000000     0.00000000      3.47798498     3.47798498    1,000.00000000        B2        4.317500 %
B3      881561FK5     1,000.00000000     0.00000000      4.48493142     4.48493142    1,000.00000000        B3        5.567500 %
N       881561FT6       462.34843106    47.27978333      2.31174242    49.59152576      415.06864773        N         6.000000 %
R       881561FS8         0.00000000     0.00000000      0.00000000     0.00000000        0.00000000        R         2.537500 %
TOTALS                  734.29854755    40.41558393      1.79163580    42.20721973      693.88296362

AXA     881561FA7       408.20881679     0.00000000      0.10205225     0.10205225      313.73442493        AXA       0.300000 %
AXB     881561FM1     1,000.00000000     0.00000000      0.04166665     0.04166665    1,000.00000000        AXB       0.050000 %
M1X     881561FB5     1,000.00000000     0.00000000      0.08333311     0.08333311    1,000.00000000        M1X       0.100000 %
M2X     881561FC3     1,000.00000000     0.00000000      0.08333307     0.08333307    1,000.00000000        M2X       0.100000 %
M3X     881561FD1     1,000.00000000     0.00000000      0.06666558     0.06666558    1,000.00000000        M3X       0.080000 %
-----------------------------------------------------------------------------------------------------    --------------------------


 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858

         Principal Remittance Amount                                                                               9,652,543.09

         Scheduled Principal Payments                                                                                160,954.60

         Principal Prepayments                                                                                     9,491,588.49
                               Curtailments (Current)                                                               -116,434.28
                               Curtailments (Cumulative)                                                             219,340.15

         Repurchase Principal (Current)
                               Balance of Mortgage Loans Repurchased                                                       0.00
                               Number of Mortgage Loans Repurchased                                                        0.00

         Repurchase Principal (Cumulative)
                               Balance of Mortgage Loans Repurchased                                                       0.00
                               Number of Mortgage Loans Repurchased                                                        0.00

         Substitution Amounts                                                                                              0.00

         Net Liquidation Proceeds                                                                                          0.00

         Insurance Proceeds                                                                                                0.00

         Other Principal                                                                                                   0.00

         Gross Interest                                                                                            1,114,724.33

         Prepayment Premiums (Current)
                               Number of Loans with Respect to which Prepayment Premiums were Collected                   10.00
                               Balance of Loans with Respect to which Prepayment Premiums were Collected           2,226,802.74
                               Amount of Prepayment Premiums Collected                                                63,323.15

         Prepayment Premiums (Cumulative)
                               Number of Loans with Respect to which Prepayment Premiums were Collected                  153.00
                               Balance of Loans with Respect to which Prepayment Premiums were Collected          29,185,600.36
                               Amount of Prepayment Premiums Collected                                               856,983.89

Servicing Related Reporting Items
             Recoveries from Prior Loss Determinations (Current)                                                               0.00
             Recoveries from Prior Loss Determinations (Cumulative)                                                            0.00

             Reimbursement of Non-Recoverable Advances Previously Made (Current)                                               0.00
             Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)                                      148,518.64

             Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)                                            0.00
             Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)                                         0.00

             Servicing Fees                                                                                               76,950.18
             Master Servicing Fees                                                                                         1,539.00

             Back-Up Servicing Fees                                                                                          543.71
             Credit Risk Manager Fees                                                                                      2,308.51

             Current Monthly Advances                                                                                           N/A
             Total Outstanding Advances                                                                                         N/A

             Initial Number of Loans Outstanding                                                                              1,044

             Initial Aggregate Loan Balance                                                                          215,353,813.62

             Beginning Number of Loans Outstanding                                                                              924

             Beginning Aggregate Loan Balance                                                                        184,680,443.89

             Ending Number of Loans Outstanding                                                                                 882

             Ending Aggregate Loan Balance                                                                           174,887,841.01

             Delinquent Mortgage Loans
                                    Group Totals
                                                                              Principal
                                    Period                Number                Balance              Percentage
                                   0-29 days                     808           158,908,886.02                 90.86 %
                                   30-59 days                     24             4,808,327.13                  2.75 %
                                   60-89 days                     13             1,598,526.08                  0.91 %
                                   90-119 days                     4               979,383.83                  0.56 %
                                   120+days                        0                     0.00                  0.00 %
                                    Total                        849           166,295,123.06                 95.08 %

             Bankruptcies
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                              5              958,300.73                  0.55 %

             Number of Bankruptcies (Current)                                                                              2.00
             Balance of Bankruptcies (Current)                                                                       257,709.68

             Number of Bankruptcies delinquent 30 to 59 days                                                               0.00
             Balance of Bankruptcies delinquent 30 to 59 days                                                              0.00

             Number of Bankruptcies delinquent 60 to 89 days                                                               1.00
             Balance of Bankruptcies delinquent 60 to 89 days                                                        141,605.00

             Number of Bankruptcies delinquent 90 to 119 days                                                              0.00
             Balance of Bankruptcies delinquent 90 to 119 days                                                             0.00

             Number of Bankruptcies delinquent 120+ days                                                                   2.00
             Balance of Bankruptcies delinquent 120+ days                                                            558,986.05
             Foreclosures
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                             22            6,840,406.64                  3.91 %

             Number of Foreclosures (Current)                                                                              0.00
             Balance of Foreclosures (Current)                                                                             0.00

             Number of Foreclosures 30 to 59 days                                                                          0.00
             Balance of Foreclosures 30 to 59 days                                                                         0.00


             Number of Foreclosures 60 to 89 days                                                                          4.00
             Balance of Foreclosures 60 to 89 days                                                                 1,262,620.21

             Number of Foreclosures 90 to 119 days                                                                         6.00
             Balance of Foreclosures 90 to 119 days                                                                1,497,908.33

             Number of Foreclosures 120+ days                                                                             12.00
             Balance of Foreclosures 120+ days                                                                     4,079,878.10

             REO Properties
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                              6              794,010.58                  0.45 %

             Number of REO Properties (Current)                                                                            0.00
             Balance of REO Properties (Current)                                                                           0.00

             Number of REO Properties 30 to 59 days                                                                        0.00
             Balance of REO Properties 30 to 59 days                                                                       0.00

             Number of REO Properties 60 to 89 days                                                                        0.00
             Balance of REO Properties 60 to 89 days                                                                       0.00

             Number of REO Properties 90 to 119 days                                                                       0.00
             Balance of REO Properties 90 to 119 days                                                                      0.00

             Number of REO Properties 120+ days                                                                            6.00
             Balance of REO Properties 120+ days                                                                     794,010.58

             Book Value of REO Properties                                                                                  0.00

             Current Realized Losses                                                                                 140,059.79
             Cumulative Realized Losses                                                                              140,059.79

             Gross Weighted Average Coupon                                                                             7.2432 %

             Net Weighted Average Coupon                                                                               6.7146 %
             Weighted Average Remaining Term (Prior Month)                                                                  338
             Weighted Average Remaining Term (Current Month)                                                                336

Trigger Event Occurrence                                                                                                      NO
                  Does Rolling 3 Mo Delinq Rate equal or exceed 43% of Required Pct?                                          NO
                  Rolling 3 Month Delinquency Rate                                                                      6.0504 %
                  43% of Required Pct                                                                                   8.6222 %

                  Do Cumm Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?                             NO
                  Cumulative Realized Losses as % of Orig Agg Loan Balance                                              0.0571 %
                  Required Loss Percentage (Effective May 2007)                                                         3.0000 %

O/C Reporting     Minimum Required Overcollateralization Amount                                                     1,225,722.20
                                        Percentage of Initial Aggregate Loan Balance                                      0.50 %
                  Ending Overcollateralization Amount                                                               3,930,281.08
                                        Percentage of Initial Aggregate Loan Balance                                      1.60 %
                  Ending Overcollateralization Deficiency                                                                   0.00
                  Monthly Excess Interest                                                                             591,284.98
                  Net Excess Spread                                                                                       3.97 %
                  Payment to Class X                                                                                        0.00

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
